                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 14, 1997
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               Date of Report (Date of earliest event reported)

                         Coinmach Laundry Corporation
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            (Exact name of Registrant as specified in its charter)

Delaware                             1-11907                    11-3258015
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(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                   number)


                    55 Lumber Road, Roslyn, New York 11576
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                   (Address of Principal Executive Offices)


                                (516) 484-2300
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             (Registrant's telephone number, including area code)


                                              Exhibit Index is located on Page 4


                                                                     Page 1 of 6
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Item 5. Other Events.
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        On October 14, 1997, Coinmach Laundry Corporation (the "Company") filed a registration statement with the Securities and Exchange Commission relating to a proposed offering of 4,312,500 shares of its Class A Common Stock, par value $.01 per share ("Common Stock"). Of the total number of shares of Common Stock that will be registered for sale, 2,500,000 shares will be offered by the Company, 1,250,000 shares will be offered by certain selling stockholders and 562,500 shares represent shares subject to an over-allotment option granted to the underwriters by the selling stockholders.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        c. Exhibit.
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           The following exhibit is filed as part of this report.

           99.1    Press release, dated October 14, 1997.










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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 22, 1997



                                        COINMACH LAUNDRY CORPORATION


                                        By: /s/ROBERT M . DOYLE
                                           -----------------------------
                                            Robert M. Doyle
                                            Senior Vice President





                                                                     Page 3 of 6
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                                 EXHIBIT INDEX


EXHIBIT                                                    PAGE
-------                                                    ----
NUMBER                  DOCUMENT                           NUMBER
------                  --------                           ------
99.1           Press Release, dated October 14, 1997         5











                                                                     Page 4 of 6